UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016 (July 19, 2016)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

EchoStar Corporation (“EchoStar”), the parent company of Hughes Satellite Systems Corporation (“HSSC”), and HSSC are furnishing certain information regarding HSSC for the quarter ended June 30, 2016 as set forth on Exhibit 99.2 hereto, which is incorporated by reference herein.

The information contained in this Item 2.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.             Regulation FD Disclosure.

On July 19, 2016, EchoStar issued a press release announcing the intention of HSSC to commence an offering, subject to market and other conditions, of up to $1 billion in aggregate principal amount of senior secured and unsecured debt securities (together, the “Notes Offering”). The net proceeds of the offering are intended to be used for capital expenditures, working capital and other general corporate purposes.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

EchoStar and HSSC are also hereby furnishing the information as set forth on Exhibit 99.2 hereto, which is incorporated by reference herein.

The Notes Offering is being conducted pursuant to a confidential offering memorandum in a private placement pursuant to Rule 144A and Regulation S under the Securities Act.  The securities offered in the Notes Offering will not be and have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  Neither EchoStar nor HSSC undertakes any obligation to update forward-looking statements.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated July 19, 2016 issued by EchoStar Corporation

Exhibit 99.2	Certain Information Regarding Hughes Satellite Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: July 20, 2016	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated July 19, 2016 issued by EchoStar Corporation

Exhibit 99.2	Certain Information Regarding Hughes Satellite Systems Corporation